THRIVENT MUTUAL FUNDS

Supplement to Class A Prospectus and

Institutional Class Prospectus

dated February 28, 2009

with respect to

Thrivent Technology Fund

The Board of Trustees of the Thrivent Technology Fund has approved the merger of the Fund into the Thrivent Large Cap Growth Fund, pending approval by the Technology Fund shareholders of record at a special shareholder meeting to be held on or about May 15, 2009. The merger, if approved by the shareholders, would occur on or about June 12, 2009. The Technology Fund will be closed to new shareholder accounts after the close of business on April 9, 2009.

The date of this Supplement is March 31, 2009

Please include this Supplement with your Class A

or Institutional Class Prospectus

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